Summary Prospectus 2010 Marshall Aggregate Bond Fund

December 29, 2010	Class I MRAIX	Class Y MABYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.47%	0.22%
Total Annual Fund Operating Expenses	0.87%	0.62%
Fee Waiver and Expense Reimbursement(2)	0.07%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.80%	0.55%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$82	$56
3 Years	$271	$191
5 Years	$475	$339
10 Years	$1,066	$768

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 449% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and repurchase agreements and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

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Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2008-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 8.89%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	12.30%
Worst quarter	9/30/2008	(4.96)%

Average Annual Total Returns through 12/31/09

	1 Year	Since Inception
Class Y (Inception 6/1/07)
Return Before Taxes	21.18%	8.10%
Return After Taxes on Distributions	19.26%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	13.63%	5.53%
Class I (Inception 6/1/07)
Return Before Taxes	21.48%	8.37%
BABI (reflects no deduction for fees, expenses or taxes)	5.93%	6.51%
LIIGI (reflects deduction of fees and no deduction for sales charges or taxes)	14.30%	5.03%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including

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government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Intermediate Investment Grade Index (LIIGI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Jason D. Weiner, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception in 2007 and has been employed by the Adviser since 1993.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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